AXA Equitable Life Insurance Company

Supplement dated August 22, 2019 to the June 17, 2019 prospectus for Retirement Cornerstone® Series 19 Series E

This Supplement modifies certain information in the above-referenced Prospectus (the “Prospectus”) offered by AXA Equitable Life Insurance Company (“AXA Equitable”). You should read this Supplement in conjunction with your Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your Prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your Prospectus.

Please note the following changes to the Prospectus:

•	Under “Guaranteed interest option” in the “Contract features and benefits” section of the Prospectus, the fourth paragraph is replaced in its entirety with the following:

“Your lifetime minimum rate is 1.75%. The data page for your contract shows the lifetime minimum rate. The minimum yearly rate will never be less than the lifetime minimum rate. The minimum yearly rate for 2019 is 1.75%. Current interest rates will never be less than the yearly guaranteed interest rate.”

•	Under “Dollar cost averaging” in the “Contract features and benefits” section of the Prospectus, the paragraph titled “Our Special DCA program” is replaced in its entirety with the following:

“Our Special DCA program. Under the special dollar cost averaging program, you may dollar cost average from the account for special dollar cost averaging, which is part of the general account. We credit daily interest, which will never be less than 1.75% or the guaranteed lifetime minimum rate for the guaranteed interest option, whichever is greater, to amounts allocated to this account. Currently, the guaranteed lifetime minimum rate is 1.75%. We guarantee to pay the current interest rate that is in effect on the date that your contribution is allocated to this account. That interest rate will apply to that contribution as long as it remains in the account for special dollar cost averaging. The guaranteed interest rate for the time period that you select will be shown in your contract for your initial contribution. We set the interest rates periodically, based on our discretion and according to procedures that we have. We reserve the right to change these procedures.”

Retirement Cornerstone® Series is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable).

Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC. 1290 Avenue of the Americas, New York, NY 10104.

Copyright 2019 AXA Equitable Life Insurance Company. All rights reserved.

AXA Equitable Life Insurance Company 1290 Avenue of the Americas

New York, NY 10104 (212) 554-1234

IM-25-19 (9.19)	Cat. # 160022 (9.19)
RC 19 Series E NB	#793989